UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 31, 2015 (December 28, 2015)

TECOGEN INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-178697	04-3536131
(Commission File Number)	(IRS Employer Identification No.)

45 First Avenue
Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

(781) 622-1120
(Registrant's telephone number, including area code)

_______________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
On December 28, 2015, Tecogen Inc. entered into a joint venture agreement relating to the formation of a joint venture company (the “JV”) organized to develop and commercialize Tecogen’s patented technology (“Ultera® Technology”) designed to reducing harmful emissions generated by engines using fossil fuels. The joint venture company, called Ultra Emissions Technologies Ltd., was organized under the laws of the Island of Jersey, Channel Islands.
Tecogen received a 50% equity interest in the JV in exchange for a fully paid-up worldwide license to use Tecogen’s Ultera emissions control technology in the field of mobile vehicles burning fossil fuels. The other half of the joint venture equity interests were purchased for $3,000,000 by a small group of offshore investors. Warrants to purchase additional equity securities in the JV were granted to all parties pro rata. If the venture is not successful, all licensed intellectual property rights will revert to Tecogen. The license agreement, joint venture agreement and form of warrant are filed as exhibits to this Current Report on Form 8-K.
Robert Panora, Tecogen’s President, Chief Operating Officer, and one of the inventors of the Ultera technology will serve as JV co-Chief Executive Officer along with Dr. Elias Samaras. Dr. Samaras is the founder, President and Managing Director of Digital Security Technologies S.A. and the Chief Executive Officer of EuroSite Power Inc., a Tecogen affiliate.
In a related transaction, the offshore investors in the JV purchased in the aggregate 890,208 shares of Tecogen common stock and warrants to purchase 900,000 shares of Tecogen’s common stock for an aggregate purchase price of $3,000,000. The purchase price per unit was $3.37. The warrants have an exercise price of $4.00 per share and expire in six months. The proceeds will be used for general corporate and working capital purposes.. The transaction was documented by subscription agreements and the form of warrant. The form of the subscription agreements and the form of the warrants are filed herewith as Exhibit 10.1 and Exhibit 10.2, respectively.
The summary of the terms of the subscription agreements and warrants set forth above does not purport to be complete and is qualified in its entirety by reference to the applicable exhibits hereto.
Additional information related to these transactions is contained in the Tecogen press release filed as Exhibit 99.1.

Item 3.02	Unregistered Sales of Equity Securities.
The information in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The offer and sale of the Shares described in Item 1.01 of this Current Report on Form 8-K was made in a private placement without registration under the Securities Act of 1933, as amended, or the Securities Act, in reliance upon an exemption from registration pursuant to Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 9.01    Financial Statements Exhibits

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.31	Joint Venture Agreement, dated December 28, 2015.
10.32	License between Tecogen and Ultra Emissions Technologies Ltd., dated December 28, 2015.
10.33	Form of subscription agreement between Tecogen and the several investors purchasing shares of Tecogen common stock and warrants, dated December 28, 2015.
10.34	Form of warrants issued pursuant to the subscription agreements described in Exhibit 10.30 hereto.
99.1	Tecogen Press Release dated December 30, 2015.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TECOGEN INC.

By: /s/ David A. Garrison
December 31, 2015	David A. Garrison, Chief Financial Officer